Long-Term Debt And Lines Of Credit	12 Months Ended
Dec. 31, 2018
Long-Term Debt And Lines Of Credit [Abstract]
Long-Term Debt And Lines Of Credit

   3.    Long-Term Debt and Lines of Credit

On June 20, 2018, we replaced our existing credit agreement with the Fourth Amended and Restated Credit Agreement (“2018 Credit Agreement”).  Terms of the 2018 Credit Agreement consist of a five-year, $450 million revolving credit facility and a $150 million expansion feature, which may consist of term loans or additional revolving commitments.    The 2018 Credit Agreement has a floating interest rate that is generally LIBOR plus a tiered additional rate which varies based on our current leverage ratio.  For December 31, 2018 and 2017, respectively, the interest rate is LIBOR plus 100 basis points.

The debt outstanding at December 31, 2018 and 2017 consists of the following (in thousands):

	December 31,
	2018	2017
Revolver	$89,200	$26,200
Term loan	-	75,000
Total	89,200	101,200
Current portion of term loan	-	(10,000)
Long-term debt	$89,200	$91,200

Capitalized interest was not material for any of the periods shown.  Summarized below are the total amounts of interest paid during the years ended December 31 (in thousands):

2018	$4,178
2017	3,626
2016	3,047

The 2018 Credit Agreement contains the following quarterly financial covenants:

Description	Requirement	Chemed

Leverage Ratio (Consolidated Indebtedness/Consolidated Adj. EBITDA)	< 3.50 to 1.00	0.41 to 1.00

Fixed Charge Coverage Ratio (Consolidated Free Cash Flow/Consolidated
Fixed Charges)	> 1.50 to 1.00	7.61 to 1.00

We are in compliance with all debt covenants as of December 31, 2018. We have issued $36.4 million in standby letters of credit as of December 31, 2018 for insurance purposes.  Issued letters of credit reduce our available credit under the 2018 Credit Agreement.  As of December 31, 2018, we have approximately $324.4 million of unused lines of credit available and eligible to be drawn down under our revolving credit facility.